Contingencies	12 Months Ended
Jun. 30, 2022
Contingencies
Contingencies

36 Contingencies

(a)The commitment of tax payments

On October 13, 2020, Mingyou Industrial Investment (Guangzhou) Co., Ltd. (“Mingyou”), being a subsidiary of the Group’s equity-accounted investee prior to October 27, 2021 and a subsidiary of the Group since October 27, 2021, was set up to acquire the land use right of a parcel of land and to establish a new headquarters building for the Group in a district in Guangzhou, the PRC. In connection with the acquisition of the land use right and the construction of new headquarter building by Mingyou, on November 26, 2020, MINISO Guangzhou entered into a letter of intent (“the Letter”) with the local government of that district, whereby MINISO Guangzhou committed to the local government that the aggregate amount of tax levies paid by the subsidiaries of MINISO Guangzhou in that district and Mingyou would be no less than RMB965,000,000 for a five-year period starting from January 1, 2021. If the above entities fail to meet such commitment, MINISO Guangzhou will be liable to compensate the shortfall. On January 25, 2021, MINISO Guangzhou provided a performance guarantee of RMB160,000,000 issued by a commercial bank to this local government in respect of the commitment of tax payments for the calendar year of 2021, which was valid from April 1, 2021 to March 31, 2022.

The above entities have met the commitment for the calendar year of 2021 and therefore MINISO Guangzhou is not required to make any compensation to the local government under the above performance guarantee. As of March 31, 2022, the above performance guarantee has expired. Subsequently in April 2022, MINISO Guangzhou provided a performance guarantee of RMB175,000,000 issued by a commercial bank to this local government in respect of the commitment of tax payments for the calendar year of 2022, which was valid from April 1, 2022 to March 31, 2023.

The directors have assessed that, based on the projection of and actual relevant taxes and surcharges paid and payable during the calendar year of 2021 or 2022, the above entities have met or are expected to meet the commitment for the calendar year of 2021 or 2022 and it thus is not probable that MINISO Guangzhou needs to make such compensation to the local government under the above performance guarantee. No provision has therefore been made in respect of this matter as of June 30, 2021 or 2022.

(b)Lawsuit relating to intellectual property (“IP”) dispute

During the year ended June 30, 2022, Ruimin Industry (Shanghai) Co., Ltd. initiated two legal proceedings against parties including one of the PRC subsidiaries of the Group and two of the Group’s suppliers relating to an IP dispute. The total amount claimed against the PRC subsidiary was RMB50 million. Based on the assessment of the Group’s litigation counsels, the probability of the subsidiary losing in these two cases is considered low, and even if the claimant were to prevail, the total compensation amount ordered by the courts is expected to be immaterial and significantly lower than the amount claimed. Therefore, no provision was made in respect of these two claims as of June 30, 2022.

(c)Lawsuit relating to illicit competition

During the year ended June 30, 2022, Shenzhen Purcotton Technology Co., Ltd initiated a legal proceeding against certain PRC subsidiaries of the Group, one of the Group’s suppliers and a store operated by one of the Group's franchisees relating to a illicit competition dispute. The total amount claimed against the PRC subsidiaries was approximately RMB30 million. Based on the assessment of the Group’s litigation counsels, the probability of the subsidiaries losing the case is considered low, and even if the claimant were to prevail, the compensation amount ordered by the courts is expected to be immaterial and much lower than the total amount claimed. Therefore, no provision was made in respect of the claim as of June 30, 2022.